SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 19, 1998



                                  MASTEC, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



             Delaware                       0-3797              59-1259279

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   State of Other Jurisdiction            (Commission           (IRS Employer
         Of Incorporation)                File Number)       Identification No.)


3155 N.W. 77th Avenue, Miami, Florida                            33122-1205

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Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (305) 599-1800


                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)



                              Item 5. Other Events

         On March 19, 1998, MasTec, Inc. announced it obtained a license in Paraguay to construct and operate a personal communication system (PCS) with national coverage. The development of the system will be shared by Inepar S/A Industria e Construcoes, MasTec's partner in Brazil, and Iecsa S.A., a subsidiary of the Macri Group, its partner in Argentina and Chile. The Company will operate under the name Comunicaciones Personales, S.A. (Copesa).

         On April 2, 1998, the Company announced approval by the Board of Directors of a stock repurchase program under which the Company, from time to time, may acquire up to 3,000,000 shares of its common stock through open market transactions at prevailing market prices.

         On April 22, 1998, the Company announced that Julio G. Rebull, Jr. has joined the Company in the newly created position of Senior Vice President of Marketing and Corporate Communications.

         The Company has issued press releases announcing the foregoing events, copies of which are attached as exhibits 99.1, 99.2, and 99.3, which are incorporated herein by reference.

                   Item 7. Financial Statements and Exhibits.

         (c)

99.1     Press release dated March 19, 1998.
99.2     Press release dated April 2, 1998.
99.3     Press release dated April 22, 1998.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




  Date:  April 24, 1998.                  /s/ Edwin D. Johnson




                                          ---------------------------------
                                          Edwin D. Johnson
                                          Senior Vice President-
                                          Chief Financial Officer
                                          (Principal Financial Officer
                                             and Authorized Officer)